SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - June 16, 2000

                                 HSB Group, Inc.
             (Exact name of registrant as specified in its charter)

          Connecticut                      001-13135            06-1475343
       (State or other                     (Commission          (IRS Employer
      jurisdiction of incorporation)       File Number)         Identification
                                                                 No.)

       One State Street, Hartford, Connecticut                06102-5024
      (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code - (860-722-1866)


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Item 5.  Other Events

On June 16, 2000, HSB Group, Inc. (the "Company") issued a press release announcing the unification of the Company's insurance operations under Normand Mercier, the new chief global officer of HSB. Included herewith as Exhibit 99 is the Company's press release related to this announcement and such information is incorporated herein by reference.


Item 7.  Exhibits.

99. Press release dated June 16, 2000 announcing the unification of the Company's insurance operations under Normand Mercier, the new chief global officer of HSB.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                   HSB Group, Inc.


Dated:  June 16, 2000                              /s/ R. Kevin Price
                                                       R. Kevin Price
                                                       Senior Vice President
                                                       and Corporate Secretary